UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.   20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of the earliest event reported)
May 13, 2010

CompX International Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-13905	57-0981653
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5430 LBJ Freeway, Suite 1700, Dallas, Texas		75240-2697
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code
(972) 448-1400

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Pursuant to a Bill of Sale, Assignment and Assumption Agreement dated May 13, 2010 (the “Bill of Sale”) between the registrant  and NL Industries, Inc., a New Jersey corporation that is a parent of the registrant (“NL”), and NL Environmental Management Services, Inc. (one of NL’s wholly-owned subsidiaries, and together with NL, the “Sellers”), on May 13, 2010, the registrant purchased (the “Purchase”) from the Sellers for $15.0 million cash all of the Sellers’ right, title and interest in a subordinated secured mortgage note (the “Mortgage Note”) dated October 15, 2008 in the original principal amount of $15.0 million that was executed by Sayreville Seaport Associates, L.P., a Delaware limited partnership (“SSA”), and originally payable to the Sellers, as well as all of the Sellers’ right title and interest in certain other documents related to the Mortgage Note.

Interest on the Mortgage Note is payable monthly, and the unpaid principal and all accrued and unpaid interest thereon is payable at maturity.  The Mortgage Note has an initial maturity date of October 15, 2010, which under certain conditions can be extended one year to October 15, 2011.

Effective May 10, 2010, the registrant and certain of its wholly owned subsidiaries (CompX Security Products Inc., CompX Precision Slides Inc., CompX Marine Inc., Custom Marine Inc. and Livorsi Marine, Inc., collectively the “Subsidiaries”) entered into an amendment (the “Fourth Amendment”) to the registrant’s revolving $37.5 million Credit Agreement dated as of the December 23, 2005 among the registrant, the Subsidiaries, Wells Fargo Bank, National Association, as successor-by-merger to Wachovia Bank National Association, and Comerica Bank, as amended by the First Amendment to Credit Agreement dated as of October 6, 2007, the Second Amendment to Credit Agreement dated as of January 15, 2009 and the Third Amendment to Credit Agreement dated as of September 21, 2009 (collectively as amended to date, the “Credit Agreement”).  The Fourth Amendment allowed the registrant to complete the Purchase.

To complete the Purchase the registrant used $10.0 million of its existing cash and $5.0 million of borrowings under the Credit Agreement.

After receiving management’s recommendation regarding the Purchase, the registrant’s independent directors unanimously approved the Purchase.

The descriptions of the Bill of Sale and the Mortgage Note and related documents are qualified in their entirety by the terms of the Bill of Sale and the Mortgage Note and related documents, which are filed as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5 and 10.11 to this current report and which terms are incorporated herein by reference.

The description of the Fourth Amendment is qualified in its entirety by the terms of the Fourth Amendment, which is filed as Exhibit 10.10 to this current report and which terms are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

	Item No.	Exhibit Index

	10.1*	Mortgage Note, dated October 15, 2008 executed by Sayreville Seaport Associates, L.P. an payable to the order of NL Industries, Inc. and NL Environmental Management Services, Inc.

10.2*
Leasehold Mortgage, Assignment, Security Agreement and Fixture Filing dated October 15, 2008 executed by Sayreville Seaport Associates, L.P. in favor of NL Industries, Inc. and NL Environmental Management Services, Inc.

10.3*
Intercreditor, Subordination and Standstill Agreement, dated October 15, 2008 executed by NL Industries, Inc., NL Environmental Management Services, Inc., Bank of America, N.A. on behalf of itself and the other financial institutions, and acknowledged and consented to by Sayreville Seaport Associates, L.P. and J. Brian O'Neill.

10.4*
Multi-Party Agreement dated October 15, 2008 among Sayreville Seaport Associates, L.P., Sayreville Seaport Associates Acquisition Company, LLC, OPG Participation, LLC, J. Brian O'Neill, NL Industries, Inc., NL Environmental Management Services, Inc., The Prudential Insurance Company of America and Sayreville PRISA II LLC.

	10.5*	Guaranty Agreement dated October 15, 2008 executed by J. Brian O’Neill in favor of NL Industries, Inc. and NL Environmental Management Services, Inc.

10.6
Credit Agreement dated as of December 23, 2005 among CompX International Inc., Wachovia Bank, National Association, for itself and as administrative agent for Compass Bank and Comerica Bank - incorporated by reference to Exhibit 10.9 of the Annual Report on Form 10-K that the registrant (File No. 1-13905) filed on March 3, 2010.

10.7
First Amendment to Credit Agreement dated as of October 16, 2007 among CompX International Inc., CompX Security Products Inc., CompX Precision Slides Inc., CompX Marine Inc., Custom Marine Inc., Livorsi Marine Inc., Wachovia Bank, National Association for itself and as administrative agent for Compass Bank and Comerica Bank - incorporated by reference to Exhibit 10.3 of the Current Report on Form 8-K that the registrant (File No. 1-13905) filed on October 22, 2007.

10.8
Second Amendment to Credit Agreement dated as of January 15, 2009 among CompX International Inc., CompX Security Products Inc., CompX Precision Slides Inc., CompX Marine Inc., Custom Marine Inc., Livorsi Marine Inc., Wachovia Bank, National Association for itself and as administrative agent for Compass Bank and Comerica Bank - incorporated by reference to Exhibit 10.1 of the Current Report on Form 8-K that the registrant (File No. 1-13905) filed on January 21, 2009.

10.9
Third Amendment to Credit Agreement dated as of September 21, 2009 among CompX International Inc., CompX Security Products Inc., CompX Precision Slides Inc., CompX Marine Inc., Custom Marine Inc., Livorsi Marine Inc., Wachovia Bank, National Association and Comerica Bank - incorporated by reference to Exhibit 10.1 of the Current Report on Form 8-K that the registrant (File No. 1-13905) filed on September 24, 2009.

10.10*
Fourth Amendment to Credit Agreement dated as of May 10, 2010 among CompX International Inc., CompX Security Products Inc., CompX Precision Slides Inc., CompX Marine Inc., Custom Marine Inc., Livorsi Marine Inc., Wells Fargo Bank, National Association, as successor-by-merger to Wachovia Bank, National Association and Comerica Bank.

	10.11*	Bill of Sale, Assignment and Assumption Agreement dated May 13, 2010 between the NL Industries, Inc., NL Environmental Management Services, Inc and CompX International Inc.

*           Filed herewith.

In the agreements filed with this report, each party to each such agreement has made certain representations and warranties to the other parties to the agreement that have been negotiated by such parties.  These representations and warranties are made only to and for the benefit of the respective other parties in the context of a business contract, are subject to contractual materiality standards and should not be relied upon by any other person, including but not limited to any security holder of the registrant, for any purposes, including without limitation the making of an investment decision regarding the registrant’s securities.  Exceptions to such representations and warranties may be partially or fully waived by such parties in their discretion.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CompX International Inc.
(Registrant)

By: /s/ A. Andrew R. Louis
Date: May 19, 2010	A. Andrew R. Louis, Secretary

INDEX TO EXHIBITS

Item No.	Exhibit Index

10.1*	Mortgage Note, dated October 15, 2008 executed by Sayreville Seaport Associates, L.P. an payable to the order of NL Industries, Inc. and NL Environmental Management Services, Inc.

10.2*
Leasehold Mortgage, Assignment, Security Agreement and Fixture Filing dated October 15, 2008 executed by Sayreville Seaport Associates, L.P. in favor of NL Industries, Inc. and NL Environmental Management Services, Inc.

10.3*
Intercreditor, Subordination and Standstill Agreement, dated October 15, 2008 executed by NL Industries, Inc., NL Environmental Management Services, Inc., Bank of America, N.A. on behalf of itself and the other financial institutions, and acknowledged and consented to by Sayreville Seaport Associates, L.P. and J. Brian O'Neill.

10.4*
Multi-Party Agreement dated October 15, 2008 among Sayreville Seaport Associates, L.P., Sayreville Seaport Associates Acquisition Company, LLC, OPG Participation, LLC, J. Brian O'Neill, NL Industries, Inc., NL Environmental Management Services, Inc., The Prudential Insurance Company of America and Sayreville PRISA II LLC.

10.5*	Guaranty Agreement dated October 15, 2008 executed by J. Brian O’Neill in favor of NL Industries, Inc. and NL Environmental Management Services, Inc.

10.6
Credit Agreement dated as of December 23, 2005 among CompX International Inc., Wachovia Bank, National Association, for itself and as administrative agent for Compass Bank and Comerica Bank - incorporated by reference to Exhibit 10.9 of the Annual Report on Form 10-K that the registrant (File No. 1-13905) filed on March 3, 2010.

10.7
First Amendment to Credit Agreement dated as of October 16, 2007 among CompX International Inc., CompX Security Products Inc., CompX Precision Slides Inc., CompX Marine Inc., Custom Marine Inc., Livorsi Marine Inc., Wachovia Bank, National Association for itself and as administrative agent for Compass Bank and Comerica Bank - incorporated by reference to Exhibit 10.3 of the Current Report on Form 8-K that the registrant (File No. 1-13905) filed on October 22, 2007.

10.8
Second Amendment to Credit Agreement dated as of January 15, 2009 among CompX International Inc., CompX Security Products Inc., CompX Precision Slides Inc., CompX Marine Inc., Custom Marine Inc., Livorsi Marine Inc., Wachovia Bank, National Association for itself and as administrative agent for Compass Bank and Comerica Bank - incorporated by reference to Exhibit 10.1 of the Current Report on Form 8-K that the registrant (File No. 1-13905) filed on January 21, 2009.

10.9
Third Amendment to Credit Agreement dated as of September 21, 2009 among CompX International Inc., CompX Security Products Inc., CompX Precision Slides Inc., CompX Marine Inc., Custom Marine Inc., Livorsi Marine Inc., Wachovia Bank, National Association and Comerica Bank - incorporated by reference to Exhibit 10.1 of the Current Report on Form 8-K that the registrant (File No. 1-13905) filed on September 24, 2009.

10.10*
Fourth Amendment to Credit Agreement dated as of May 10, 2010 among CompX International Inc., CompX Security Products Inc., CompX Precision Slides Inc., CompX Marine Inc., Custom Marine Inc., Livorsi Marine Inc., Wells Fargo Bank, National Association, as successor-by-merger to Wachovia Bank, National Association and Comerica Bank.

10.11*	Bill of Sale, Assignment and Assumption Agreement dated May 13, 2010 between the NL Industries, Inc., NL Environmental Management Services, Inc and CompX International Inc.

*           Filed herewith.

In the agreements filed with this report, each party to each such agreement has made certain representations and warranties to the other parties to the agreement that have been negotiated by such parties.  These representations and warranties are made only to and for the benefit of the respective other parties in the context of a business contract, are subject to contractual materiality standards and should not be relied upon by any other person, including but not limited to any security holder of the registrant, for any purposes, including without limitation the making of an investment decision regarding the registrant’s securities.  Exceptions to such representations and warranties may be partially or fully waived by such parties in their discretion.